[IPS FUNDS LOGO APPEARS HERE]


Fellow Shareholders:

     We are pleased to present our Annual Report for the year ended November 30, 1998. We hope you have had a chance to visit your web site at http://www.ipsfunds.com. We update all performance statistics monthly and portfolio stocks daily. THE YAHOO! STOCKS button on the home page gives daily quotes, insider trading, news and analysis specifically on each company in your Fund. As far as we can determine, IPS is the only fund family that gives you every stock in your Fund, updated daily. Your Fund has again received more favorable publicity since our mid-year report to you. MUTUAL FUNDS MAGAZINE gave us a five star ranking, and MORNINGSTAR raised our ranking to four stars. We have appeared in the top half-dozen mid-cap funds, based on 3-year compound return, for an extended period this year in MORNINGSTAR. THE BOSTON GLOBE, KNOXVILLE NEWS-SENTINEL, YOUR MONEY magazine, and SMART MONEY all carried articles favorable to the Fund. AMERICA ON LINE in November included IPS Millennium Fund among the 40 stock funds it recommended for 1999 and the next millennium. In particular, FORBES DIGITAL TOOL in April, and SMART MONEY.COM again in November, both ranked the Fund #1 in screens for mid-cap or Growth & Income funds that gave investors at least some exposure to technology companies.


         [figure 1 appears here in graph form
           $10,000 Investment at Inception 1/3/95]

WE NEED TO INCLUDE A FAIR AND ACCURATE DESCRIPTION, TABULAR REPRESENTATION OR TRANSCRIPT]

FIGURE 1. The data presented herein and below represent past performance and are not a guarantee of future performance. The value of your shares may fluctuate and be worth more or less at redemption than their original cost.

TOTAL ANNUAL RETURN FOR:     IPS MILLENNIUM             VALUE LINE           S&P 500
                                 FUND                ARITHMETIC INDEX        COMPOSITE
12 months ended 11/30/98         23.40%                    4.90%                22.46%
3 years ended 11/30/98           22.92%                   18.13%                25.53%

The total returns above include changes in the Fund's share price, plus reinvestment of any dividends (income) and capital gains (profits from the sale of a stock). The VALUE LINE ARITHMETIC INDEX and the S&P 500 COMPOSITE have been adjusted to reflect return with dividends reinvested.


    Phone:  423.524.1676         Web site:               625 South Gay St.
            800.232.9142         E-Mail:                 Suite 630
    Fax:    423.544.0630                                 Knoxville, TN 37902

                 Recent News of Interest
                 -----------------------

     For those of you who like frequent updates on your Fund's NAV, please be sure to call our after-hours and weekend/holidays number at 423-544-1842. We also update the NAV and major indexes daily on our website. Additional performance and sector allocation information is updated monthly. Clicking on the title of any investment sector will also bring up a list of all companies owned in that sector, updated daily, so that you will always know what companies you own. Favorable publicity has increased Fund assets by 45% in the past six months, to $24.7 million as of November 30. We welcome your feedback, and any suggestions you may have for your Fund's website.

 ---------------------------------------------                 MANAGEMENT'S DISCUSSION & ANALYSIS
|          Table 1:  Breakdown by Market Cap  |                ----------------------------------
|          -------   November 30, 1998        |
|                                             |CLASSIFICATION BY MARKET CAPITALIZATION.
|    Sector               Number  Percent     |
|                                             |     TABLE 1 presents the Fund's makeup by market capitalization as of
|1.  Large Caps (>$10b)     13     38.6%      |11/30/98.  64.4% of the fund is composed of mid-and small-cap companies.
|2.  Mid Caps               24     50.0%      |(Market capitalization is price per share times number of shares outstanding,
|3.  Small Caps (<$1b)      11     11.4%      |one measure of a company's size.)  We believe that median market cap is a
|                         ----    -----       |better measurement of the type of fund you own than is average market cap.  The
|    Total                  48    100.0%      |reason is that average market cap is strongly biased by single, large outliers
|                                             |like MICROSOFT (MSFT, OTC), one of our ten largest ten positions.
|    Median Market Capitalization:  $5.9b     |
 ---------------------------------------------

      Note that the Fund's median market cap has increased significantly since the last report, and that the distribution among the three size segments has shifted toward large-caps. MORNINGSTAR has moved the Fund from a mid-cap to a large-cap growth classification. The largest reason by far for the shift is the success of our investment strategy. Several large positions in mid-cap companies have grown in six months into large-cap firms. As a percentage of portfolio assets, large caps are up by 9%, mid-caps up 7% and small-caps down 18%. MindSpring (MSPG.O) and Earthlink Networks (ELNK.O) are up several hundred percent from small- to mid-cap size; Amazon.com (AMZN.O), Broadcom (BRCM.O), @Home (ATHM.O) and Yahoo! (YHOO.O) have all increased in size several hundred percent, moving to large-cap status. America On
Line (AOL.N) is the Fund's largest holding, and has increased several hundred percent. AOL, YHOO and AMZN have all pushed up median market cap dramatically. Large purchases of large-cap stocks like AOL, Qwest Communications (QWST.O), Enron (ENE.N) and Global Crossing (GBLX.O) in particular have also increased weighted market cap. These factors combined have moved the fund into large-cap growth status, even though we are not primarily a large-cap fund.

VOLATILITY OF RETURNS

     In order to gain a better perspective on how your Fund's return and risk characteristics compare to those of the overall stock market, review FIGURE 2. Note that the Fund has outperformed the Value Line Arithmetic Composite (VLAC) for each of the last seven quarters of 1997 and 1998, since our adjustments to the portfolio made during Summer and Fall, 1996. We have increased the Fund's holdings of high tech, and particularly Internet-related, companies over the last six months. While this has increased our returns significantly, it has also increased our overall risk, balanced somewhat with larger investments in electric and gas utilities. As a result, we expect the Fund to be more volatile over the coming year, and investors should be prepared to tolerate larger and sharper percentage declines, as well as gains, relative to the overall stock market. We use the VLAC instead of the S&P 500 because it is a far more representative index, covering nearly 1,800 companies, and weighted equally among the companies comprising the index.


[FIGURE 2 APPEARS HERE in a graphical chart. The numbers are, however, represented below]
-----------------------------------------------------------
|                                                          |
|      Quarter Returns:  IPS Millennium Fund               |
|       vs. Value Line Arithmetic Composite                |
|                                                          |
|                            IPS               Value Line  |
|Quarter ending        Millennium Fund           Returns   |
|                                                          |
|      3/95                  3.92%               7.28%     |
|      6/95                  8.27%               8.53%     |
|     12/95                  2.36%               2.04%     |
|      6/96                  9.51%               4.54%     |
|     12/96                  6.34%               7.08%     |
|      6/97                 17.81%              14.68%     |
|     12/97                 -0.53%              -0.69%     |
|      6/98                  3.81%              -1.23%     |
|     12/98                 23.35%              19.80%     |
-----------------------------------------------------------

Figure 2.  Volatility of returns relative to VALUE LINE ARITHMETIC COMPOSITE.



CHANGES IN PORTFOLIO SECTORS

     The sector changes we have made to your Fund over the last six months are shown in Table 2, with large changes in bold type. We have sold all petroleum, industrial equipment, chemical and real estate investment trusts, and trucking & transportation companies. We feel the


                                  Page 2

                                                           Table 2

    Industry Sector                   Position (%)             Position (%)           Position (%)
                                       11/30/98                 5/31/98                 11/30/97
Cash                                    15.0%                    14.7%                     12.7%
Financial & Brokerage                    3.7%                     4.3%                      5.0%
Chemical, Specialty                      0.0%                     1.0%                      2.2%
Computer & Internet Equipm.              5.8%                     9.2%                      8.8%
Electronic Commerce                      4.6%                     5.0%                      2.2%
Electric Utilities                      15.1%                    13.6%                      7.3%
Natural Gas Utilities                   10.2%                     4.8%                      2.9%
Internet Service Providers              11.5%                     4.8%                      0.0%
Medical Services                         4.4%                     4.6%                      4.8%
Pharmaceutical                           0.5%                     3.8%                      3.9%
Petroleum                                0.0%                     1.5%                      1.1%
Real Estate Investment Trusts            0.0%                     3.3%                      6.7%
Semi-Conductors                          2.3%                     5.5%                      9.9%
Services, Misc.                          5.4%                     4.6%                      4.2%
Software                                 9.2%                     8.0%                      8.4%
Telecommunications                      12.2%                    10.1%                     13.1%
Trucking & Transportation                0.0%                     0.8%                      1.7%
Other (Broadcasting, Industrials)        0.0%                     0.0%                      5.1%

Note: Large changes are bolded.




shift to global deflation, and a prolonged economic slow-down in most of the world will hurt commodity-priced items like oil and chemicals, slow growth in transportation and equipment, and dramatically decrease the appreciation of commercial real estate. We hope to be able to buy back some of the best of these companies in the future, after their prices have been sufficiently discounted for deflation and slower
global     economic growth.  We have added two new sectors, breaking
out Natural Gas Utilities from the Electric Utilities sector, and breaking out Internet Service Providers (ISPs) from the Telecommunications sector. We feel these changes make it easier to understand how your Fund assets are allocated, and better reflect two underlying changes in our economy. The first is the massive, deregulation-driven transition to natural gas, and away from oil and coal, as a source of electric power generation. The second is the growing presence of the Internet and the ISP sector. There are now over 5,000 ISPs in the U.S., and Internet service is rapidly becoming a major sub-sector within the larger telecommunications universe.

     In addition to the shifts noted above, we are also in the process of shifting the Fund's mix of semi-conductor companies from desktop PC-type chips made by companies like Intel, to special function, single-chip analog/digital systems like those made by Analog Devices (ADI.N) and National Semiconductor (NSM.N). The rationale behind this change in emphasis in the semiconductor sector is what we believe will be a massive shift in 1999 and 2000 toward wireless Internet access using a combination digital PCS phone and Palm Pilot or similar device, like those currently being made by Qualcom (QCOM.O) for sale early in 1999.

     People increasingly require computers to be portable, wireless, and Internet-ready telecommunications devices. We expect the big move near term, not to be the merging of the television and desktop PC as has been widely predicted, but the merging of the digital wireless phone and personal information managers (PIMs) such as the 3 Com Palm Pilot. This means in turn a large increase in Internet users, an increased use of ISPs, a shift in telecommunications service providers to pure Internet-based phone services like those provided by Sprint PCS (PCS.N), Qwest Communications, and Global Crossing, and a steep and rapid decline in cost of bandwidth. All these trends will work together to eliminate the current high cost of bandwidth as the last barrier to inexpensive, full-time, broadband communications for the masses. The companies that drive down the cost of bandwidth, and those that benefit from the rapid expansion in use as a result, we believe will garner a disproportionate amount of the value added in our economy and in the stock market. This is the vision of the near future that determines how we allocate your Fund assets in most of the high tech sectors.

CHANGES IN INVESTMENT POSITIONS:  SALES

     We have sold our Harbinger (HRBC.O), Chirex (CHRX.O), PeopleSoft (PSFT.O), Cybercash (CYCH.O), and Frontier (FTR.N) due to a deterioration in leadership positions. We trimmed some of our positions in Yahoo! (YHOO.O), EMC Corp. (EMC.N), Cisco Systems (CSCO.O) and MindSpring (MSPG.O) because we temporarily lost our minds. We sold several other companies like MCN Energy (MCN.N), Analog Devices (ADI.N), Teco Energy (TE.N), Incyte Pharmaceuticals (INCY.O), Learonal (LRI.N - since bought out), Sterling Commerce (SE.N) and Verio (VRIO.O) to realize losses to offset capital gains. We've since repurchased ADI, SE and VRIO. The net result is that we have been able to avoid paying capital gains distributions for a second year in a row while still generating excellent returns to our shareholders. One of our goals is not to distribute capital gains. While this may not always be possible, we will try hard not to do so without jeopardizing portfolio performance.

CHANGES IN INVESTMENT POSITIONS:  PURCHASES

     The Fund has increased its total assets by over $12m., or 108% in the last 12 months. This large inflow of cash has allowed us the flexibility of adding new positions in more attractive sectors such as the Internet, without having to sell other companies we would prefer to hold onto. Major additions to your Fund's portfolio include the following companies:


                                  Page 3

      Major New Stock Additions Last 6 Months           Buy Price Range        Price on 30 Dec.
      ---------------------------------------           ---------------        ----------------
            AES Corp. (AES.N)                                $44               $  47
            Amazon.com (AMZN.O)                              $73  - $119       $ 321
            American Electric Power (AEP.N)                  $45               $  47
            Broadcom (BRCM.O)                                $72               $ 121
            California Water (CWT.N)                         $24  - $25        $  31
            CalEnergy (CHOW.N)                               $24  - $30        $  34
            Calpine (CPN.N)                                  $18  - $21        $  25
            i2 (ITWO.O)                                      $26               $  30
            Keane Associates (KEA.N)                         $33  - $43        $  40
            Uniphase (UNPH.O)                                $43  - $44        $  69
            Western Resources (WR.N)                         $39               $  33

      Major Additions to Existing Positions
      -------------------------------------

            America On-Line (AOL.N)                          $43  -  $55       $ 150
            BMC Software (BMCS.O)                            $40  -  $55       $  44
            EarthLink Network (ELNK.O)                       $27  -  $33       $  57
            Enron Corp. (ENE.N)                              $42  -  $51       $  57
            Microsoft (MSFT.O)                               $66  -  $106      $ 139
            MindSpring (MSPG.O)                              $20  -  $37       $  61
            Qwest Communications (QWST.O)                    $30  -  $42       $  50
            TrustCo Bank of NY (TRST.N)                      $21  -  $28       $  30

     Note in the above lists the prevalence of utility (AES, AEP, CWT, CHOW, CPN, ENE, WR), Internet-related (AMZN, AOL, BRCM, ELNK, MSPG, QWST, UNPH), and software companies (BMCS, ITWO, KEA, MSFT). These three groups cover nearly all major additions to the fund in the last half year. Electricity, natural gas and water utilities comprise 25.3% of the portfolio. Internet-related sectors comprise another 24.9%, for a total of 50.2% of the Fund. You can already see the barbell strategy with just these two groups, Internet on one end, utilities on the other. Software comprises 9.2%, and telecommunications another 12.2%, for a total of 71.6% of the portfolio spread among these four broadly defined sectors. We believe there is an enormous opportunity in deregulation of the power generation industry, and although it may be a more gradual change than the development of the Internet, it will be huge.

     In our Semi-Annual Report to you for May 31, we made the following prediction: "Periods of major investment opportunity seem always to coincide with the elimination of the limits imposed on civilization by a critical limiting resource. In our view, that critical resource today is the cost of bandwidth (the size of the pipe through which all digital data - voice, video, e-mail, etc. - must pass). We expect that the companies that prosper the most will be those companies that drive down the cost of bandwidth (QWST, FON, LU, LVLT, WCOM), and those who prosper directly as a result of cheaper bandwidth (AOL, YHOO, SE, MSFT, ELNK, MSPG, HRBC)."

     Of the companies we picked to prosper above, we sold LVLT for a small profit, and HRBC for a loss. All the others, with the exception of SE, have made huge gains in just six months. We warn you, though, that their prices can be volatile. Any company that goes up over $100 in a few weeks can also go down just as much, and faster. We expect it, and you should also. As of Dec. 31, AMZN, AOL and YHOO together make up 13% of the Fund's assets, compared with less than 3% of assets on 31 May, 1998, due to their explosive price appreciation over the last few months. When they go down temporarily, our large cash and utilities positions won't help us much. We won't look good when that happens, but these companies are the future. We can't afford not to own them.

     We repeat what we said last time: The next major development for our society will be a plunge in the cost of bandwidth by orders of magnitude. Such investment opportunities from fundamental technological changes (the steam engine, auto, electric motors, telephone, computers) occur so rarely in human history, we should count ourselves extraordinarily fortunate that we are living through such a time. We will do our best to make sure you don't miss these opportunities. Thank you again for your confidence in IPS Millennium Fund.


Robert Loest, Ph.D., CFA           Gregory A. D'Amico
Senior Portfolio Manager           President


=======================================================================

THIS ANNUAL REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS IT IS PROCEEDED OR ACCOMPANIED BY A FUND PROFILE, OR BY A PROSPECTUS FOR IPS MILLENNIUM FUND.

========================================================================

                             FINANCIAL STATEMENTS
                                   (Audited)

                             IPS MILLENNIUM FUND




                      STATEMENT OF ASSETS AND LIABILITIES
                     For the 12 months ended Nov. 30, 1998

ASSETS:
Investments in securities, at value -
 identified cost $18,363,910.65             $24,401,333

Cash                                                .06
Accrued income
  Sales of fund shares                              700
  Security sales                                      0
  Dividends                                      21,200
  Interest                                       13,318
Other assets                                      4,409
                                            -----------
Total assets                                                   24,440,961

LIABILITIES:
 Accrued expenses                                26,012
                                            -----------
Total liabilities                                                  26,012
                                                               ----------
NET ASSETS ON NOVEMBER 30, 1998
Equivalent to $27.53 per share based on
886,847.608 shares of capital stock
outstanding                                                   $24,414,949
                                                               ==========


                            STATEMENT OF OPERATIONS
                     For the 12 months ended Nov. 30, 1998


INVESTMENT INCOME:
Income
   Dividend income                             $191,560
   Interest                                                        75,822
                                                               ----------
Total income                                                      267,381
Expenses:
   Management fees                               237,948
   Expense reimbursement                      (    3,222)
   Organizational cost                             3,222
                                            ------------
  Total expense                                                   237,948
                                                               ----------
  Net investment income                                            29,433
                                                               ==========

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain on investments              137,354
   Change in unrealized appreciation
   of investments for the year                 3,223,186
                                            ============
   Net gain (loss) on investments                               3,360,540
                                                               ==========

NET INCREASE IN NET ASSETS
     RESULTING FROM OPERATIONS                                 $3,389,973
                                                               ==========
/TABLE

                             FINANCIAL STATEMENTS
                                   (Audited)

                             IPS MILLENNIUM FUND


                       Statement of Changes in Net Assets
                     For the 12 months ended Nov. 30, 1998

                                  Year ended      Year ended

 INCREASE (DECREASE) IN NET          1998            1997
 ASSETS FROM OPERATIONS:             ----            ----


 Investment income-net            $   29,433     ( $18,357)
 Net realized gain on                137,354      (227,520)

 CHANGE IN UNREALIZED              3,223,186     1,740,804
 APPRECIATION                     ----------     ---------

 Net increase in net assets        3,389,973     1,494,927
 Distributions to

 Investment income-net                     0             0

 Realized gains                            0       (24,680)
                                  ----------     ---------
 Net decrease in net assets                0       (24,680)

 Capital Share Transactions:

 Issued-regular                   10,621,570     4,773,237
 Issued-in lieu of cash                    0        24,531

 Redeemed - regular              ( 1,280,809)   (  197,315)
                                 -----------    ----------

 INCREASE IN NET ASSETS DUE TO     9,340,761     4,600,453
 CAPITAL SHARE TRANSACTIONS

 Increase in net assets           12,730,734     6,070,700

 NET ASSETS
       Beginning of year          11,684,215     5,613,515

       End of period             $24,414,949   $11,684,215
                                 ===========   ===========

                                  Page 5

                               IPS MILLENNIUM FUND

                         Notes to Financial Statements
                     Twelve Months Ended November 30, 1998

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

The company is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The company began selling shares and making investments on January 3, 1995. The Fund provides investment management and advisory services for its shareholders, which include individuals, qualified plans and trust accounts located in the United States.

Security valuation - Investments in securities traded on a national
------------------
securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation; other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price. Short-term notes are stated at amortized cost, which is equivalent to value.

Federal income taxes - The Fund's policy is to comply with the
--------------------
requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no federal income tax provision is required.

As of November 30, 1998, net unrealized appreciation on investments for book and federal income tax purposes aggregated $6,037,423. The cost of portfolio securities for book and federal income tax purposes was $18,363,911.

Distributions to shareholders - Dividends to shareholders are recorded
-----------------------------
on the ex-dividend date.

Other - The Fund follows industry practice and records security
-----
transactions on the trade date for performance calculations and the trade date plus one for fund accounting. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

Use of estimates in the preparation of financial statements - The
-----------------------------------------------------------
preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2 - DISTRIBUTIONS TO SHAREHOLDERS

As of November 30, 1998 there have been no distributions.

NOTE 3 - ORGANIZATIONAL EXPENSES

The Fund has incurred amortized organizational expenses in the amount
of $16,281.   Organizational expenses are being amortized monthly over
a period of 60 months, beginning on January 3, 1995. The balance outstanding on November 30, 1998 was $4,409.

Note 4 - Capital share transactions

As of November 30, 1998, there were an unlimited number of shares of no par value capital stock authorized and capital paid in aggregated $18,410,443.

Transactions in capital stock for the period 11/30/97 through 11/30/98 were as follows:

                                                    Shares                                      Amount
                                                    ------                                      ------
                                           1998                  1997                1998                  1997
Shares sold                             431,562.896          234,740.915          $10,621,569           $4,773,237
Share issued in reinvestment
  of Dividends                                    0            1,312.499                    0               24,531
                                       ------------         ------------          -----------          -----------
     Total                              431,562.896          236,053.414           10,621,569           $4,797,768
 Shares redeemed                         65,382.429            9,838.368            1,280,809              197,315
                                       ------------         ------------          -----------          -----------
Net increase                            366,180.467          226,215.046           $9,340,760           $4,600,453

NOTE 5 - INVESTMENT TRANSACTIONS

The Fund made purchases and sales of investment securities (excluding short-term securities) of $20,495,698 and $13,358,309, respectively, during the period December 1, 1997 through November 30, 1998; there were no investment transactions involving U.S. Government obligations.

As of November 30, 1998 the unrealized appreciation of securities was $6,037,423; there are no accumulated undistributed net realized gains on investment transactions.

NOTE 6 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH
         AFFILIATES

The Fund pays advisory fees for investment management and advisory services under a management agreement with IPS Advisory, Inc.(the Advisor). Under the agreement, the Advisor will pay all of the Fund's operating expenses, excluding brokerage fees and commissions, taxes, interest and extraordinary expenses. The Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.40% of its average daily net assets to and including $100,000,000, 1.15% of such assets from $100,000,001 to and including $250,000,000, and 0.90% of such assets in excess of $250,000,000.

                                  Page 6
               Notes to Financial Statements (continued)
                 Twelve Months Ended November 30, 1998

Certain officers and trustees of the Fund are also officers and directors of the investment advisor.

Securities Service Network, Inc. (SSNI), the Fund's underwriter, has received no income from sales commissions earned on sales of the Fund shares, since it is a no-load fund. Mr. D'Amico and Mr. Loest are registered representatives of SSNI.

All securities trades for the Fund have been made through SSNI.
Mr. D'Amico and Mr. Loest, as registered representatives of SSNI and received benefits from securities trading commissions paid by the Fund to SSNI.

NOTE 7 - PORTFOLIO MANAGER INVESTMENT DISCLOSURE

IPS Millennium Fund prohibit its portfolio manager from trading in individual stocks. All of the invested assets of portfolio manager Robert Loest, as well as his immediate family, are invested in IPS Millennium Fund.

                                                   IPS MILLENNIUM FUND

                                          Financial Highlights, Selected Per Share Data and Ratios



                                           For the period ended   For the year ended   For the year ended    For the year ended
                                           Nov. 30, 1998          Nov. 30, 1997        Nov. 30, 1996         Nov. 30, 1995
=================================================================================================================================

                                           Per share data:        Per share data:      Per share data:       Per share data:
Net asset value:
     Beginning of period                   $22.310                $18.860              $14.996               $12.000

INCOME FROM INVESTMENT OPERATIONS
Net Investment income                        0.044                 (0.046)               0.021                 0.121
Net realized and unrealized gain
    (loss) on investments                    5.176                  3.576                3.959                 2.982
                                           -------                -------              -------               -------
       TOTAL INCOME (LOSS) FROM
          INVESTMENT OPERATIONS              5.220                  3.530                3.980                 3.103

LESS DISTRIBUTIONS:

Dividends from net investment income         0.000                  0.000               (0.035)               (0.107)
Dividends from net realized gains on
   investments                              (0.000)                (0.080)              (0.081)                0.000
                                           -------                -------              -------               -------

Total distributions                        $(0.000)               $(0.080)             $(0.116)              $(0.107)

NET ASSET VALUE:
     End of period                         $27.53                 $22.310              $18.860               $2.996
                                           =======                =======              =======               =======

     Total return (annualized)              23.398%                18.746%              26.754%              28.831%

RATIOS:
  Net assets, end of
     period (thousands)                $24,414.949            $11,684.215           $5,613.515           $1,625,600
  Ratio of expenses to average
      net assets                             1.40%                  1.40%                1.40%                 1.40%
  Ratio of net income to average
      net assets                              .17%                  0.23%                0.76%                 1.00%
     Portfolio turnover rate                87.99%                 33.17%               55.17%                26.70%
     Average commissions per share          $0.05087               $0.04050             $0.05705              $0.10056


See notes to financial statements.

                                                   IPS Millennium Fund
                                       Investment Portfolio November 30, 1998

                                                   Shares or                 Market           Percent of       Sector
EQUITY SECURITIES:                                 Principal Amount          Value            Net Assets       Weighting


Computer  &  Internet Equipment                                                                                   5.8%
-------------------------------                                                                                 =====
  Cisco Systems                                      9,200                   $   693,450          2.8%
  EMC Corp                                          10,000                   $   725,000          3.0%

Electronic Commerce                                                                                               4.6%
-------------------                                                                                             =====
  Amazon.com                                         3,000                   $   576,000           2.4%
  Sterling Commerce                                 15,000                   $   543,750           2.2%

Electric & Gas Utilities                                                                                         15.1%
------------------------                                                                                        =====
  AES Corp.                                          3,000                   $   136,688           0.6%
  American Electric Power                            5,000                   $   231,875           0.9%
  California Water Services                          6,000                   $   156,375           0.6%
  Duke Power                                        16,000                   $   999,000           4.1%
  FPL Group                                         11,000                   $   673,750           2.8%
  Nipsco                                            34,000                   $   996,625           4.1%
  Scana Corp                                        10,000                   $   325,625           1.3%
  Western Resources                                  5,000                   $   174,688           0.7%

Financial                                                                                                          3.7%
---------                                                                                                        =====
   National Commerce Bancorp                        14,999                   $   271,857           1.1%
   NetBank                                           8,000                   $   251,000           1.0%
   Trustco & Bank of NY                             13,800                   $   386,400           1.6%

Information & Services                                                                                              5.4%
----------------------                                                                                            =====
  Apollo Group                                       5,000                   $  161,250            0.7%
  Equifax Inc.                                      10,000                   $  414,375            1.7%
  Keane                                              6,000                   $  172,875            0.7%
  Yahoo!                                             3,000                   $  576,000            2.4%

Internet Service Providers                                                                                          11.5%
--------------------------                                                                                         =====
  America Online                                    12,200                   $1,068,263            4.4%
  @Home                                              2,000                   $   116,500           0.5%
  Concentric Networks                                5,000                   $   141,875           0.6%
  Earthlink Networks                                16,000                   $   973,000           4.0%
  MindSpring                                         8,000                   $   516,500           2.1%

Medical Services                                                                                                     4.4%
----------------                                                                                                   =====
  HBO & Company                                     24,400                   $  608,475            2.5%
  Quintiles Transnational                            9,200                   $  458,850            1.9%

Natural Gas Utilities                                                                                               10.2%
---------------------                                                                                             ======
  CalEnergy                                        20,000                    $   627,500           2.6%
  Calpine                                          25,000                    $   600,000           2.5%
  Enron Corp.                                      24,000                    $1,266,000            5.2%

Pharmaceuticals & Biotechnology                                                                                      0.5%
--------------------------------                                                                                   =====
  Abbott Laboratories, Inc.                          2,390                   $   114,720           0.5%

Semi-Conductor Technology                                                                                            2.3%
-------------------------                                                                                          =====
  Analog Devices                                     8,000                   $   163,500           0.7%
  Broadcom                                           3,000                   $   267,938           1.1%
  National Semiconductor                            10,000                   $   141,875           0.6%

Software                                                                                                             9.2%
--------                                                                                                           =====
  BMC Software                                      10,000                   $   510,625           2.1%
  Computer Associates, Inc.                         11,000                   $   485,375           2.0%
  i2                                                 6,000                   $   148,500           0.6%
  Microsoft Corp.                                    9,000                   $ 1,098,000           4.5%

                                  Page 8

                                                   Shares or                 Market           Percent of       Sector
EQUITY SECURITIES:                                 Principal Amount          Value            Net Assets       Weighting

Telecommunications (Service & Equipment)                                                                            12.2%
----------------------------------------                                                                           =====
  Level Three Communications                         8,000                   $   276,000           1.1%
  Lucent Technologies                                5,166                   $   444,599           1.8%
  QWEST Communications                              14,000                   $   560,000           2.3%
  Sprint FON Group                                   8,000                   $   584,000           2.4%
  Sprint PCS Group                                   4,000                   $    64,000           0.3%
  Uniphase                                           8,000                   $   433,500           1.8%
  MCI / WorldCom                                    10,250                   $   604,750           2.5%
Other Assets                                                                                                        0.1%
  Receivables Minus Payables                                                 $    13,616           0.1%            ====

Money Market Funds                                                                                                 15.0%
------------------                                                                                                =====
  Federated U.S. Treasury Fund                           0                   $         0           0.0%
  Provident Insured Money Fund                           0                   $         0           0.0%
  Riverfront U.S. Govt Securities Fund           3,660,408                   $3 ,660,408          15.0%

  TOTAL ASSETS:                                  4,111,013                   $24,414,952                         100.0%

                                  Page 9
          REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS




Shareholders and the Board of Trustees
IPS Funds
IPS Millennium Fund
Knoxville, Tennessee

We have audited the accompanying statement of assets and liabilities of IPS Millennium Fund, including the schedule for investments in securities, as of November 30, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and the period from inception (January 3, 1995) through November 30, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of IPS Millennium Fund as of November 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and the initial period ended November 30, 1995, in conformity with generally accepted accounting principles.





Knoxville, Tennessee
January 19,1999